Equity and Redeemable Preferred Stock	12 Months Ended
Dec. 31, 2012
Equity and Redeemable Preferred Stock

18. Equity and Redeemable Preferred Stock

Common Stock

The Company is authorized to issue up to 190,000,000 shares of common stock, par value $0.001 per share. As of December 31, 2012, an aggregate of 18,426,831 shares of its common stock were issued and 17,275,852 were outstanding.

Holders of shares of common stock are entitled to one vote for each share on each matter on which holders of common stock are entitled to vote. Holders of 7% preferred stock are entitled to vote (on an “as-converted” basis), together with holders of shares of common stock as one class, on all matters upon which holders of common stock have a right to vote.

Holders of common stock are entitled to receive ratably dividends and other distributions when, as and if declared by the Company’s board of directors out of assets or funds legally available therefore. The 7% preferred stock restricts the Company’s ability to pay dividends on common stock (other than dividends paid in common stock) unless full cumulative preferred dividends on the 7% preferred stock have been paid (in cash or “in-kind” with additional shares of 7% preferred stock (“additional preferred shares”)) and, in the case of a cash dividend, the Company shall have offered to purchase and has purchased all additional preferred shares previously issued by it as an in-kind dividend and tendered to the Company by the holders thereof. The Senior Notes and the Senior ABL Facility also each contain covenants that restrict the Company’s ability to pay dividends or make distributions on the common stock, subject to certain exceptions.

In the event of the liquidation, dissolution or winding up of the Company, holders of common stock are entitled to share ratably in the Company assets, if any, remaining after the payment of all the Company’s debts and liabilities, subject to any liquidation preference of any outstanding series of preferred stock, including the 7% preferred stock.

Warrants

An aggregate of 2,419,753 warrants have been issued and 2,419,753 shares of common stock are issuable upon exercise of the warrants. The warrants are exercisable into shares of common stock at an exercise price of $27.33 per share or on a cashless (net share settlement) basis and are subject to certain customary anti-dilution protections. The warrants may be exercised at any time prior to the close of business on November 27, 2017. The warrants are not redeemable. Warrant holders do not have any rights or privileges of holders of common stock until they exercise their warrants and receive shares of common stock.

Redeemable Preferred Stock

The Company is authorized to issue up to 10,000,000 shares of preferred stock, par value $0.001 per share. The Company has designated 2,000,000 shares of its authorized preferred stock as “7% cumulative participating convertible preferred stock.” As of December 31, 2012, 964,247 shares were issued and 958,333 shares were outstanding. The 7% preferred stock ranks senior to the common stock and all other classes or series of the Company’s capital stock, except for any class or series that ranks on a parity with the 7% preferred stock (“junior securities”). In the event of the Company’s liquidation, dissolution or winding up, holders of 7% preferred stock are entitled to priority in payments in an amount equal to the greater of (x) the stated value of the 7% preferred stock (currently one hundred dollars, subject to adjustments) (the “stated value”) plus accrued and unpaid cumulative preferred dividends and (y) the amount such share of 7% preferred stock would be entitled to receive if such share had been converted into shares of common stock (i.e. on an “as-converted” basis).

Holders of 7% preferred stock are entitled to receive cumulative preferred cash dividends at the rate of 7% per annum on the stated value plus all accrued and unpaid dividends. Dividends are payable quarterly in arrears on March 31, June 30, September 30, and December 31 of each year. The Company may, at its option, pay preferred dividends “in-kind” with additional preferred shares; provided that all accrued dividends for all past dividend periods have been paid in full (whether in cash or in-kind). Holders of shares of 7% preferred stock are also entitled to participate on an “as-converted” basis in dividends and distributions paid or made on the common stock, other than those paid or made in shares of common stock (each, a “participating dividend”). The 7% preferred stock restricts dividends and distributions on, and the acquisition or redemption of, junior securities (including common stock), subject to certain exceptions.

Shares of 7% preferred stock are convertible from time to time into shares of common stock at the option of the holders. The conversion price of the 7% preferred stock is $23.30574 per share of common stock and is subject to customary “anti-dilution” adjustments.

The Company may cause the conversion of some or all of the 7% preferred stock at any time after May 27, 2013 if, among other things, (i) the closing sale price of the common stock exceeded 155% of the conversion price for a specified period and (ii) the common stock has been listed on the New York Stock Exchange or NASDAQ. The Company may also cause the conversion of all shares of 7% preferred stock immediately prior to the consummation of an underwritten initial public offering of the common stock if (i) the holders of two-thirds of the then outstanding shares of 7% preferred stock approve the conversion and (ii) the common stock has been listed on the NYSE or NASDAQ.

In the event of certain transactions in which all of the common stock is converted into the right to receive cash (a “cash transaction”), the Company may, at its option, cause all of the shares of 7% preferred stock to be converted into cash in an amount determined as set forth in the certificate of designations relating to the 7% preferred stock. Upon the occurrence of certain events that constitute a change of control or involve a cash transaction, the holders of 7% preferred stock may require the Company to redeem all or a portion of their 7% preferred stock at a cash price per share determined as set forth in the certificate of designations.

From and after May 27, 2010, the Company may, at its option, redeem shares of 7% preferred stock at any time, in whole or in part, in cash in an amount determined as set forth in the certificate of designations. The Company’s right to optionally redeem the 7% preferred stock is subject to certain conditions, including that all dividends must have been paid for all past dividend periods.

Each share of 7% preferred stock carries one vote for each share of common stock into which such share may be converted and is entitled to vote on any matter upon which shares of the common stock are entitled to vote, voting together with the common stock and not as a separate class. In addition, the holders of two-thirds of the outstanding 7% preferred stock are required to approve certain actions that could adversely affect the 7% preferred stock.

The following table summarizes the Company’s 7% preferred stock activity for the years ended December 31, 2011 and 2012:

	Preferred Shares	Preferred Stock
Balance at December 31, 2010	1,052,444	$130,339
Stock-based compensation	—	1,549
Repurchased preferred stock shares	(46,658)	(5,972)
Forfeited shares	(2,678)	—

Balance at December 31, 2011	1,003,108	$125,916
Stock-based compensation	—	1,464
Converted preferred stock shares	(531)	(68)
Repurchased preferred stock shares	(44,244)	(5,663)

Balance at December 31, 2012	958,333	$121,649